Exhibit 99.1

ServiceNow Reports Financial Results for Second Quarter 2017

SANTA CLARA, Calif.--(BUSINESS WIRE)--July 26, 2017--ServiceNow® (NYSE:NOW) today announced the financial results for its second quarter 2017.

Second Quarter 2017 GAAP Results:

  Subscription revenues of $411.0 million, representing 41% year-over-year growth.
  Professional services and other revenues of $60.7 million, representing 20% year-over-year growth.
  Total revenues of $471.7 million, representing 38% year-over-year growth.
  Subscription gross profit of $335.2 million, representing 82% of subscription revenues.
  Professional services and other gross profit of $14.8 million, representing 24% of professional services and other revenues.
  Total gross profit of $350.0 million, representing 74% of total revenues.
  Loss from operations of $38.7 million, representing negative 8% of total revenues.
  Net loss of $56.5 million, or loss of $0.33 per basic and diluted share.
  Net cash provided by operating activities of $128.7 million, representing 27% of total revenues.

Second Quarter 2017 Non-GAAP Results:

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. For the following non-GAAP results, see the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures and the corresponding growth rates, and the table entitled "GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures and corresponding growth rates.

  Subscription revenues of $417.0 million, representing 43% year-over-year growth adjusted for constant currency.
  Professional services and other revenues of $61.5 million, representing 21% year-over-year growth adjusted for constant currency.
  Total revenues of $478.5 million, representing 40% year-over-year growth adjusted for constant currency.
  Subscription billings of $456.6 million, representing 37% year-over-year growth (or $468.0 million, representing 41% year-over-year growth adjusted for constant currency and constant billings duration).
  Professional services and other billings of $48.3 million, representing 15% year-over-year growth (or $49.1 million, representing 16% year-over-year growth adjusted for constant currency).
  Total billings of $504.9 million, representing 35% year-over-year growth (or $517.1 million, representing 38% year-over-year growth adjusted for constant currency and constant billings duration).
  Subscription gross profit of $347.9 million, representing 85% of subscription revenues.
  Professional services and other gross profit of $22.4 million, representing 37% of professional services and other revenues.
  Total gross profit of $370.3 million, representing 78% of total revenues.
  Income from operations of $65.3 million, representing 14% of total revenues.
  Net income of $39.9 million, or earnings of $0.23 per basic share and $0.22 per diluted share.
  Free cash flow of $92.8 million, representing 20% of total revenues.

“ServiceNow reported another strong quarter today, demonstrating steady growth of new customers and maintaining our high renewal rate,” said John Donahoe, president and chief executive officer, ServiceNow. “Our growth through upsells represents deeper enterprise integration and expansion of our capabilities. We are solving real challenges for enterprises today, while also enabling their transformation to a digital future.”

“We now count 403 customers with an annual contract value of greater than $1 million, a 44% year-over-year increase,” said Michael Scarpelli, chief financial officer, ServiceNow. “We ended the quarter with nearly 800 customers from the Global 2000, adding 29 new logos.”

Financial Outlook

Our guidance is based on foreign exchange rates as of June 30, 2017 and includes GAAP and non-GAAP financial measures. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures and the corresponding growth rates, and the table entitled "Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP metrics and corresponding growth rates.

For the third quarter of 2017, we expect:

  GAAP subscription revenues between $442 and $446 million, representing 39% to 40% year-over-year growth (or non-GAAP subscription revenues between $440 and $444 million, representing 38% to 39% year-over-year growth adjusted for constant currency).
  GAAP professional services and other revenues between $46 and $47 million, representing 19% to 21% year-over-year growth (or non-GAAP professional services and other revenues between $45 and $46 million, representing 16% to 19% year-over-year growth adjusted for constant currency).
  GAAP total revenues between $488 and $493 million, representing 36% to 38% year-over-year growth (or non-GAAP total revenues between $485 and $490 million, representing 36% to 37% year-over-year growth adjusted for constant currency).
  Non-GAAP subscription billings between $491 and $495 million, representing 35% to 36% year-over-year growth (or between $495 and $499 million, representing 36% to 38% year-over-year growth adjusted for constant currency and constant billings duration).
  Non-GAAP professional services and other billings between $49 and $50 million, representing 18% to 20% year-over-year growth (or between $48 and $49 million, representing 16% to 18% year-over-year growth adjusted for constant currency).
  Non-GAAP total billings between $540 and $545 million, representing 34% to 35% year-over-year growth (or between $543 and $548 million, representing 34% to 36% year-over-year growth adjusted for constant currency and constant billings duration).
  Non-GAAP operating margin of 17%.
  Non-GAAP weighted average shares used to compute diluted net income per share of approximately 181 million shares.

For the full year 2017, we expect:

  GAAP subscription revenues between $1,708 and $1,716 million, representing 40% year-over-year growth (or non-GAAP subscription revenues between $1,710 and $1,718 million, representing 40% to 41% year-over-year growth adjusted for constant currency).
  GAAP professional services and other revenues and non-GAAP professional services and other revenues adjusted for constant currency between $193 and $195 million, representing 14% to 15% year-over-year growth.
  GAAP total revenues between $1,901 and $1,911 million, representing 37% year-over-year growth (or non-GAAP total revenues between $1,903 and $1,913 million, representing 37% to 38% year-over-year growth adjusted for constant currency).
  Non-GAAP subscription billings between $2,066 and $2,074 million, representing 37% year-over-year growth (or between $2,074 and $2,082 million, representing 37% to 38% year-over-year growth adjusted for constant currency and constant billings duration).
  Non-GAAP professional services and other billings and non-GAAP professional services and other billings adjusted for constant currency between $205 and $207 million, representing 14% to 15% year-over-year growth.
  Non-GAAP total billings between $2,271 and $2,281 million, representing 34% to 35% year-over-year growth (or between $2,279 and $2,289 million, representing 35% year-over-year growth adjusted for constant currency and constant billings duration).
  Non-GAAP subscription gross margin of 84%.
  Non-GAAP professional services and other gross margin of 15%.
  Non-GAAP total gross margin of 77%.
  Non-GAAP operating margin of 16%.
  Non-GAAP free cash flow margin of 25%.
  Non-GAAP weighted average shares used to compute diluted net income per share of approximately 179 million shares.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on Wednesday, July 26, 2017. Interested parties may listen to the call by dialing 844.464.3153 (passcode: 49567471), or if outside North America, by dialing +1.508.637.5575 (passcode: 49567471). Individuals may access the live teleconference from the investor relations section of the ServiceNow website at http://investors.servicenow.com.

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 855.859.2056 (passcode: 49567471), or if outside North America, by dialing +1.404.537.3406 (passcode: 49567471).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non-GAAP Financial Measures

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

We present revenues adjusted for constant currency and corresponding growth rates to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars are converted into U.S. Dollars at the exchange rates in effect during the prior period presented, rather than the actual exchange rates in effect during the current period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

We believe billings is a useful leading indicator regarding the performance of our business. We present subscription billings, professional services and other billings, and total billings, and corresponding growth rates, as the applicable revenue plus the applicable change in deferred revenue as presented or derived from the statement of cash flows. While we typically bill customers annually for our subscription services, customers sometimes request, and we accommodate, multi-year billings, which are billings with durations in excess of the typical 12 month term. Accordingly, to facilitate greater comparability in our billings information, we further present billings adjusted for constant billings duration, in addition to adjusting for constant currency. To present this information, we adjust subscription billings and total billings for constant currency as described above, and adjust for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the prior period presented. We also present professional services and other billings and corresponding growth rates adjusted for constant currency as described above.

Our non-GAAP presentation of gross profit, income from operations and net income measures exclude stock-based compensation expense, amortization of debt discount and issuance costs related to the convertible senior notes, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by (used in) operating activities plus cash paid for legal settlements, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations. However, our calculation of free cash flow and free cash flow margin may not be comparable to similar measures used by other companies.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended March 31, 2017 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended June 30, 2017.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

Your enterprise needs to move faster, but lack of process and legacy tools hold you back. Every day, thousands of customer requests, IT incidents, and HR cases follow their own paths—moving back and forth between people, machines and departments. Unstructured. Undocumented. Unimproved for years. With the ServiceNow® System of Action™ you can replace these unstructured work patterns of the past with intelligent workflows of the future. Now every employee, customer and machine can make requests on a single cloud platform. Every department working on these requests can assign and prioritize, collaborate, get down to root cause issues, gain real-time insights and drive to action. Your employees are energized. Your service levels improve. And you realize game-changing economics. Work at Lightspeed™. To find out how, visit www.servicenow.com.

© 2017 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc., in the United States and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated.

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

Revenues:
Subscription	$411,007	$290,679	$787,142	$558,101
Professional services and other	60,696	50,633	101,344	89,090
Total revenues	471,703	341,312	888,486	647,191
Cost of revenues (1):
Subscription	75,793	56,360	146,168	109,141
Professional services and other	45,892	40,289	91,964	81,768
Total cost of revenues	121,685	96,649	238,132	190,909
Gross profit	350,018	244,663	650,354	456,282
Operating expenses (1):
Sales and marketing	247,224	186,506	459,310	345,116
Research and development	90,005	70,364	174,494	136,288
General and administrative	51,526	36,071	97,777	77,308
Legal settlement	—	—	—	270,000
Total operating expenses	388,755	292,941	731,581	828,712
Loss from operations	(38,737)	(48,278)	(81,227)	(372,430)
Interest expense	(11,337)	(8,248)	(20,015)	(16,357)
Interest income and other income (expense), net	(7,830)	2,260	(114)	2,962
Loss before income taxes	(57,904)	(54,266)	(101,356)	(385,825)
Benefit from income taxes	(1,431)	(4,641)	(4,221)	(2,868)
Net loss	$(56,473)	$(49,625)	$(97,135)	$(382,957)
Net loss per share - basic and diluted	$(0.33)	$(0.30)	$(0.57)	$(2.35)
Weighted-average shares used to compute net loss per share - basic and diluted	170,419,083	163,838,755	169,585,356	162,952,721

(1) Includes total stock-based compensation expense for stock-based awards as follows:
	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Cost of revenues:
Subscription	$8,942	$6,951	$16,880	$13,558
Professional services and other	7,617	6,136	14,566	12,895
Sales and marketing	42,287	32,861	80,688	63,859
Research and development	22,731	21,047	44,532	41,580
General and administrative	16,489	11,070	31,343	21,481

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2017	December 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$1,173,457	$401,238
Short-term investments	518,719	498,124
Accounts receivable, net	279,088	322,757
Current portion of deferred commissions	85,097	76,780
Prepaid expenses and other current assets	54,666	43,636
Total current assets	2,111,027	1,342,535
Deferred commissions, less current portion	67,984	61,990
Long-term investments	319,795	262,658
Property and equipment, net	213,501	181,620
Intangible assets, net	72,587	65,854
Goodwill	104,430	82,534
Other assets	35,082	36,576
Total assets	$2,924,406	$2,033,767

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$24,478	$38,080
Accrued expenses and other current liabilities	173,508	171,636
Current portion of deferred revenue	1,019,304	861,782
Total current liabilities	1,217,290	1,071,498
Deferred revenue, less current portion	47,491	33,319
Convertible senior notes, net	1,140,063	507,812
Other long-term liabilities	37,136	34,177
Stockholders’ equity	482,426	386,961
Total liabilities and stockholders’ equity	$2,924,406	$2,033,767

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

Cash flows from operating activities:
Net loss	$(56,473)	$(49,625)	$(97,135)	$(382,957)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	27,181	20,000	52,407	37,452
Amortization of premiums on investments	761	1,309	1,706	2,799
Amortization of deferred commissions	24,407	18,924	50,587	36,957
Amortization of debt discount and issuance costs	11,337	8,248	20,015	16,357
Stock-based compensation	98,066	78,065	188,009	153,373
Deferred income tax	(1,460)	(6,426)	(4,751)	(6,426)
Other	(1,502)	862	(3,720)	532
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	4,018	(8,844)	51,039	6,967
Deferred commissions	(34,092)	(24,426)	(61,287)	(48,397)
Prepaid expenses and other assets	10,827	9,807	(11,945)	(10,001)
Accounts payable	(8,535)	(3,659)	(7,860)	(272)
Deferred revenue	33,215	33,596	145,662	104,399
Accrued expenses and other liabilities	20,975	(226,002)	(6,578)	19,733
Net cash provided by (used in) operating activities	128,725	(148,171)	316,149	(69,484)
Cash flows from investing activities:
Purchases of property and equipment	(35,917)	(23,852)	(69,103)	(52,929)
Business combinations, net of cash acquired	(6,502)	(33,797)	(21,537)	(34,297)
Purchases of other intangibles	(6,170)	(5,000)	(6,170)	(10,750)
Purchases of investments	(132,094)	—	(354,690)	(180,365)
Purchases of strategic investments	(2,900)	—	(3,900)	—
Sales of investments	56,179	—	77,968	92,885
Maturities of investments	99,686	66,662	221,949	158,520
Restricted cash	(141)	(154)	(830)	(611)
Net cash (used in) provided by investing activities	(27,859)	3,859	(156,313)	(27,547)
Cash flows from financing activities:
Net proceeds from borrowings on convertible senior notes	772,127	—	772,127	—
Proceeds from issuance of warrants	54,071	—	54,071	—
Purchases of convertible note hedges	(128,017)	—	(128,017)	—
Proceeds from employee stock plans	6,085	14,278	40,892	34,151
Taxes paid related to net share settlement of equity awards	(34,326)	(31,333)	(87,349)	(59,786)
Repurchases of common stock from stockholders	(55,000)	—	(55,000)	—
Payments on financing obligations	(1,145)	(113)	(2,560)	(223)
Net cash provided by (used in) financing activities	613,795	(17,168)	594,164	(25,858)
Foreign currency effect on cash and cash equivalents	18,881	(2,857)	18,219	(303)
Net increase (decrease) in cash and cash equivalents	733,542	(164,337)	772,219	(123,192)
Cash and cash equivalents at beginning of period	439,915	453,450	401,238	412,305
Cash and cash equivalents at end of period	$1,173,457	$289,113	$1,173,457	$289,113

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2017	June 30, 2016 (3)	Growth Rates	June 30, 2017	June 30, 2016 (3)	Growth Rates

Subscription revenues:
GAAP subscription revenues	$411,007	$290,679	41%	$787,142	$558,101	41%
Effects of foreign currency rate fluctuations	6,040			12,561
Non-GAAP adjusted subscription revenues (1)	$417,047		43%	$799,703		43%

Subscription billings:
GAAP subscription revenues	$411,007	$290,679	41%	$787,142	$558,101	41%
Increase in subscription deferred revenue	45,599	42,079		148,157	105,952
Non-GAAP subscription billings	$456,606	$332,758	37%	$935,299	$664,053	41%
Effects of foreign currency rate fluctuations	7,980			16,811
Effects of fluctuations in billings duration	3,437			(17,865)
Non-GAAP adjusted subscription billings (2)	$468,023		41%	$934,245		41%

Professional services and other revenues:
GAAP professional services and other revenues	$60,696	$50,633	20%	$101,344	$89,090	14%
Effects of foreign currency rate fluctuations	787			1,481
Non-GAAP adjusted professional services and other revenues (1)	$61,483		21%	$102,825		15%

Professional services and other billings:
GAAP professional services and other revenues	$60,696	$50,633	20%	$101,344	$89,090	14%
Decrease in professional services and other deferred revenue	(12,384)	(8,483)		(2,495)	(1,553)
Non-GAAP professional services and other billings	48,312	42,150	15%	98,849	87,537	13%
Effects of foreign currency rate fluctuations	787			1,481
Non-GAAP adjusted professional services and other billings (2)	$49,099		16%	$100,330		15%

Total revenues:
GAAP total revenues	$471,703	$341,312	38%	$888,486	$647,191	37%
Effects of foreign currency rate fluctuations	6,827			14,042
Non-GAAP adjusted total revenues (1)	$478,530		40%	$902,528		39%

Total billings:
GAAP total revenues	$471,703	$341,312	38%	$888,486	$647,191	37%
Increase in total deferred revenue from condensed consolidated statements of cash flows	33,215	33,596		145,662	104,399
Non-GAAP total billings	504,918	374,908	35%	1,034,148	751,590	38%
Effects of foreign currency rate fluctuations	8,767			18,292
Effects of fluctuations in billings duration	3,437			(17,865)
Non-GAAP adjusted total billings (2)	$517,122		38%	$1,034,575		38%

Cost of revenues:
GAAP subscription cost of revenues	$75,793	$56,360		$146,168	$109,141
Stock-based compensation	(8,942)	(6,951)		(16,880)	(13,558)
Amortization of purchased intangibles	(3,696)	(3,106)		(7,268)	(5,874)
Non-GAAP subscription cost of revenues	$63,155	$46,303		$122,020	$89,709

GAAP professional services and other cost of revenues	$45,892	$40,289		$91,964	$81,768
Stock-based compensation	(7,617)	(6,136)		(14,566)	(12,895)
Non-GAAP professional services and other cost of revenues	$38,275	$34,153		$77,398	$68,873

Gross profit:
GAAP subscription gross profit	$335,214	$234,319		$640,974	$448,960
Stock-based compensation	8,942	6,951		16,880	13,558
Amortization of purchased intangibles	3,696	3,106		7,268	5,874
Non-GAAP subscription gross profit	$347,852	$244,376		$665,122	$468,392

GAAP professional services and other gross profit	$14,804	$10,344		$9,380	$7,322
Stock-based compensation	7,617	6,136		14,566	12,895
Non-GAAP professional services and other gross profit	$22,421	$16,480		$23,946	$20,217

GAAP gross profit	$350,018	$244,663		$650,354	$456,282
Stock-based compensation	16,559	13,087		31,446	26,453
Amortization of purchased intangibles	3,696	3,106		7,268	5,874
Non-GAAP gross profit	$370,273	$260,856		$689,068	$488,609

Gross margin:
GAAP subscription gross margin	82%	81%		81%	80%
Stock-based compensation as % of subscription revenues	2%	2%		2%	3%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	85%	84%		84%	84%

GAAP professional services and other gross margin	24%	20%		9%	8%
Stock-based compensation as % of professional services and other revenues	13%	13%		15%	15%

Non-GAAP professional services and other gross margin	37%	33%		24%	23%

GAAP gross margin	74%	71%		73%	70%
Stock-based compensation as % of total revenues	3%	4%		4%	4%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Non-GAAP gross margin	78%	76%		78%	75%

Operating expenses:
GAAP sales and marketing expenses	$247,224	$186,506		$459,310	$345,116
Stock-based compensation	(42,287)	(32,861)		(80,688)	(63,859)
Amortization of purchased intangibles	(117)	(56)		(234)	(74)
Non-GAAP sales and marketing expenses	$204,820	$153,589		$378,388	$281,183

GAAP research and development expenses	$90,005	$70,364		$174,494	$136,288
Stock-based compensation	(22,731)	(21,047)		(44,532)	(41,580)
Amortization of purchased intangibles	(455)	(303)		(910)	(303)
Non-GAAP research and development expenses	$66,819	$49,014		$129,052	$94,405

GAAP general and administrative expenses	$51,526	$36,071		$97,777	$77,308
Stock-based compensation	(16,489)	(11,070)		(31,343)	(21,481)
Amortization of purchased intangibles	(528)	(273)		(1,053)	(374)
Business combination and other related costs	(1,131)	(634)		(1,350)	(945)
Non-GAAP general and administrative expenses	$33,378	$24,094		$64,031	$54,508

GAAP legal settlements	$-	$-		$-	$270,000
Legal settlements	-	-		-	(270,000)
Non-GAAP legal settlements	$-	$-		$-	$-

Income (loss) from operations:
GAAP loss from operations	$(38,737)	$(48,278)		$(81,227)	$(372,430)
Stock-based compensation	98,066	78,065		188,009	153,373
Amortization of purchased intangibles	4,796	3,738		9,465	6,625
Business combination and other related costs	1,131	634		1,350	945
Legal settlements	-	-		-	270,000
Non-GAAP income from operations	$65,256	$34,159		$117,597	$58,513

Operating margin:
GAAP operating margin	(8%)	(14%)		(9%)	(58%)
Stock-based compensation as % of total revenues	21%	23%		21%	24%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Business combination and other related costs as % of total revenues	0%	0%		0%	0%
Legal settlements as % of total revenues	0%	0%		0%	42%
Non-GAAP operating margin	14%	10%		13%	9%

Net income (loss):
GAAP net loss	$(56,473)	$(49,625)		$(97,135)	$(382,957)
Stock-based compensation	98,066	78,065		188,009	153,373
Amortization of purchased intangibles	4,796	3,738		9,465	6,625
Business combination and other related costs	1,131	634		1,350	945
Legal settlements	-	-		-	270,000
Amortization of debt discount and issuance costs for the convertible senior notes	11,337	8,248		20,015	16,357
Income tax expense effects related to the above adjustments	(18,986)	(15,482)		(39,964)	(24,285)
Non-GAAP net income	$39,871	$25,578		$81,740	$40,058

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$(0.33)	$(0.30)		$(0.57)	$(2.35)
Non-GAAP net income per share - basic	$0.23	$0.16		$0.48	$0.25
Non-GAAP net income per share - diluted	$0.22	$0.15		$0.46	$0.23

Weighted-average shares used to compute net income (loss) per share - basic	170,419,083	163,838,755		169,585,356	162,952,721

GAAP weighted-average shares used to compute net loss per share - diluted	170,419,083	163,838,755		169,585,356	162,952,721
Effect of dilutive securities (stock options and restricted stock units)	8,279,274	8,772,013		8,470,084	8,864,056
Non-GAAP weighted-average shares used to compute net income per share - diluted	178,698,357	172,610,768		178,055,440	171,816,777

Free cash flow:
GAAP net cash provided by (used in) operating activities	$128,725	$(148,171)		$316,149	$(69,484)
Purchases of property and equipment	(35,917)	(23,852)		(69,103)	(52,929)
Cash paid for legal settlements	-	250,000		-	267,500
Non-GAAP free cash flow	$92,808	$77,977		$247,046	$145,087

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	27%	(43%)		36%	(11%)
Purchases of property and equipment as % of total revenues	(7%)	(7%)		(8%)	(8%)
Cash paid for legal settlements as % of total revenues	0%	73%		0%	41%
Non-GAAP free cash flow margin	20%	23%		28%	22%

(1) Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period.
(2) Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.
(3) Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of June 30, 2017. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended March 31, 2017 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended June 30, 2017. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended	Three Months Ended	Growth rates
	September 30, 2017	September, 2016 (3)

GAAP subscription revenues	$442 - $446 million	$319 million	39% - 40%

Effects of foreign currency rate fluctuations	(2) million

Non-GAAP adjusted subscription revenues (1)	$440 - $444 million		38% - 39%

GAAP subscription revenues	$442 - $446 million	$319 million	39% - 40%

Increase in subscription deferred revenue	49 million	44 million

Non-GAAP subscription billings	$491 - $495 million	$363 million	35% - 36%

Effects of foreign currency rate fluctuations	(2) million

Effects of fluctuations in billings duration	6 million

Non-GAAP adjusted subscription billings (2)	$495 - $499 million		36% - 38%

GAAP professional services and other revenues	$46 - $47 million	$39 million	19% - 21%

Effects of foreign currency rate fluctuations	(1) million

Non-GAAP adjusted professional services and other revenues (1)	$45 - $46 million		16% - 19%

GAAP professional services and other revenues	$46 - $47 million	$39 million	19% - 21%

Increase in professional services and other deferred revenue	3 million	3 million

Non-GAAP professional services and other billings	$49 - $50 million	$42 million	18% - 20%

Effects of foreign currency rate fluctuations	(1) million

Non-GAAP adjusted professional services and other billings (2)	$48 - $49 million		16% - 18%

GAAP total revenues	$488 - $493 million	$358 million	36% - 38%

Effects of foreign currency rate fluctuations	(3) million

Non-GAAP adjusted total revenues (1)	$485 - $490 million		36% - 37%

GAAP total revenues	$488 - $493 million	$358 million	36% - 38%

Increase in total deferred revenue from condensed consolidated statements of cash flows	52 million	47 million

Non-GAAP total billings	$540 - $545 million	$404 million	34% - 35%

Effects of foreign currency rate fluctuations	(3) million

Effects of fluctuations in billings duration	6 million

Non-GAAP adjusted total billings (2)	$543 - $548 million		34% - 36%

GAAP operating margin	(4%)

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	17%

GAAP weighted-average shares used to compute net loss per share - diluted	172 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	9 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	181 million

	Twelve Months Ended	Twelve Months Ended	Growth rates
	December 31, 2017	December 31, 2016 (3)

GAAP subscription revenues	$1,708 - $1,716 million	$1,222 million	40%

Effects of foreign currency rate fluctuations	2 million

Non-GAAP adjusted subscription revenues (1)	$1,710 - $1,718 million		40% - 41%

GAAP subscription revenues	$1,708 - $1,716 million	$1,222 million	40%

Increase in subscription deferred revenue	358 million	289 million

Non-GAAP subscription billings	$2,066 - $2,074 million	$1,511 million	37%

Effects of foreign currency rate fluctuations	3 million

Effects of fluctuations in billings duration	5 million

Non-GAAP adjusted subscription billings (2)	$2,074 - $2,082 million		37% - 38%

GAAP professional services and other revenues	$193 - $195 million	$169 million	14% - 15%

Effects of foreign currency rate fluctuations	0 million

Non-GAAP adjusted professional services and other revenues (1)	$193 - $195 million		14% - 15%

GAAP professional services and other revenues	$193 - $195 million	$169 million	14% - 15%

Increase in professional services and other deferred revenue	12 million	11 million

Non-GAAP professional services and other billings	$205 - $207 million	$180 million	14% - 15%

Effects of foreign currency rate fluctuations	0 million

Non-GAAP adjusted professional services and other billings (2)	$205 - $207 million		14% - 15%

GAAP total revenues	$1,901 - $1,911 million	$1,391 million	37%

Effects of foreign currency rate fluctuations	2 million

Non-GAAP adjusted total revenues (1)	$1,903 - $1,913 million		37% - 38%

GAAP total revenues	$1,901 - $1,911 million	$1,391 million	37%

Increase in total deferred revenue from condensed consolidated statements of cash flows	370 million	300 million

Non-GAAP total billings	$2,271 - $2,281 million	$1,691 million	34% - 35%

Effects of foreign currency rate fluctuations	3 million

Effects of fluctuations in billings duration	5 million

Non-GAAP adjusted total billings (2)	$2,279 - $2,289 million		35%

GAAP subscription gross margin	81%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription gross margin	84%

GAAP professional services and other gross margin	0%

Stock-based compensation expense as % of professional services and other revenues	15%

Non-GAAP professional services and other gross margin	15%

GAAP total gross margin	73%

Stock-based compensation expense as % of total revenues	3%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP total gross margin	77%

GAAP operating margin	(5%)

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	16%

GAAP net cash provided by operating activities as % of total revenues	32%

Purchases of property and equipment as % of total revenues	(7%)

Non-GAAP free cash flow margin	25%

GAAP weighted-average shares used to compute net loss per share - diluted	171 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	8 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	179 million

(1)	Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period.
(2)	Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period, and by replacing the forecasted portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.
(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

CONTACT:
ServiceNow
Media Contact:
Joanne Blum, 310-489-7278
press@servicenow.com
or
Investor Contact:
Jimmy Sexton, 669-262-1430
ir@servicenow.com